UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]	Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[_]	Soliciting Material under Rule 14a-12

Systemax Inc.
(Name of Registrant as Specified in Its Charter)
________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required
[_]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies
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(2)	Aggregate number of securities to which transaction applies:
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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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(4)	Proposed maximum aggregate value of transaction:
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(5)	Total fee paid:

[_]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
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(2)	Form, Schedule or Registration Statement No.:
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(3)	Filing Party:
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(4)	Date Filed:

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on June 10, 2013

SYSTEMAX INC.	Meeting Information

Meeting Type: Annual Meeting

For holders as of: April 15, 2013

Date: June 10, 2013 Time: 2:00 PM EDT

Location: Company's Corporate Offices 11 Harbor Park Drive Port Washington, NY 11050

SYSTEMAX INC. 11 HARBOR PARK DRIVE PORT WASHINGTON, NY 11050

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

 Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report        2. Notice & Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow è        XXXX XXXX XXXX            (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow

è     XXXX XXXX XXXX             (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 27, 2013 to facilitate timely delivery.

 How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow       è       XXXX XXXX XXXX               available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items
The Board of Directors recommends you vote FOR the following:

1.	Election of Directors

Nominees

    01 Richard Leeds                                                             02 Bruce Leeds                              03 Robert Leeds                              04 Lawrence Reinhold       05 Stacy S. Dick
    06 Robert D. Rosenthal                                                  07 Marie Adler-Kravecas

The Board of Directors recommends you vote FOR the following proposal:

2.	A Proposal to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accountants for fiscal year 2013.

NOTE: The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR items 1 and 2. If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion. This proxy is solicited on behalf of the Board of Directors and may be revoked.

SYSTEMAX INC. 11 HARBOR PARK DRIVE PORT WASHINGTON, NY 11050
VOTE BY INTERNET -www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE –1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) in the line below
	For All	Withhold All	For All Except
The Board of Directors recommends that you vote FOR the following:	☐	☐	☐
1. Election of Directors Nominees
01 Richard Leeds 05 Stacy S. Dick	02 Bruce Leeds 06 Robert D. Rosenthal	03 Robert Leeds 07 Marie Adler-Kravecas		04 Lawrence Reinhold
The Board of Directors recommends you vote FOR the following proposal:
				For	Against	Abstain
2. A Proposal to ratify the appointment of Ernst & Young LLP as the Company’s Independent registered public accountants for fiscal year 2013				☐	☐	☐

NOTE: The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s).  If no direction is made, this proxy will be voted FOR items 1 and 2.  If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion.  This proxy is solicited on behalf of the Board of Directors and may be revoked.

For address change/comments, mark here. See reverse for instructions. ☐

Please sign exactly as your name(s) appear(s) hereon.  When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.  Joint owners should each sign personally.  All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

_____________________________________ Signature [PLEASE SIGN WITHIN BOX]			_________ Date	______________________ Signature Joint Owners		__________ Date

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting: The Proxy Statement & Annual Report is/are available at www.proxyvote.com
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SYSTEMAX INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS – JUNE 10, 2013

The stockholder(s) hereby appoint(s) Eric Lerner and Thomas Axmacher, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of SYSTEMAX INC. that the stockholder(s) is/are entitled to vote at the Annual meeting of Stockholder(s) to be held at 2:00 PM, EDT on June 10, 2013, at the Company’s Corporate Offices 11 Harbor Park Drive, Port Washington, NY 11050, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDERS, IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPLY USING THE ENCLOSED REPLY ENVELOPE

Address change/comments:

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____________________________________________________________________________________________________________________________

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(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side

(Continued, and to be marked, dated and signed, on the other side)